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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 1, 2008


                         SunCom Wireless Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                   1-15325                    23-2974475
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(State or other            (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                            identification)
 incorporation


                                1100 Cassatt Road
                           Berwyn, Pennsylvania 19312
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          (Address of principal executive offices, including zip code)


                                 (610) 651-5900
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              (Registrant's telephone number, including area code)



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             (Former name or address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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




Item 8.01. Other Events.

On February 1, 2008, SunCom Wireless, Inc., our wholly-owned subsidiary, announced that it is commencing a consent solicitation to amend the indenture governing its outstanding 8 1/2% senior notes due 2013. A copy of the press release announcing the consent solicitation is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

       (a) Not applicable.

       (b) Not applicable.

       (c) Not applicable.

       (d) Exhibit:

           99.1   Press release dated February 1, 2008.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  SUNCOM WIRELESS HOLDINGS, INC.




Dated: February 1, 2008           By:/s/ Eric Haskell
                                     ------------------------------------------
                                     Eric Haskell
                                     Executive Vice President and
                                     Chief Financial Officer

                                                                    Exhibit 99.1


[GRAPHIC OMITTED]





February 1, 2008


                                                     MEDIA CONTACT:  Paige Layne
                                             Manager of Corporate Communications
                                                                    704-858-5119
                                                                media@suncom.com

                                         ANALYST CONTACT:  Steven M. Somers, CFA
                                        Executive Director of Investor Relations
                                                         & Corporate Development
                                                                    610-651-5900
                                                              ssomers@suncom.com


   SunCom Wireless Commences Consent Solicitation to Amend Indenture Governing
                    Outstanding 8 1/2% Senior Notes due 2013


BERWYN, Pa - SunCom Wireless, Inc. ("SunCom"), a wholly-owned subsidiary of SunCom Wireless Holdings, Inc. ("SunCom Holdings"), today announced that it is commencing a consent solicitation to amend the indenture under which its 8 1/2% Senior Notes due 2013 (the "Notes") were issued. The consent solicitation is being conducted in connection with the proposed merger between SunCom Holdings and a wholly-owned subsidiary of T-Mobile USA, Inc. (the "Merger"), pursuant to which SunCom will survive as a wholly-owned subsidiary of T-Mobile USA. T-Mobile USA is a wholly-owned subsidiary of Deutsche Telekom AG. The terms and conditions of the consent solicitation are described in the Consent Solicitation Statement, dated February 1, 2008 (the "Consent Solicitation Statement"), and the related Consent Form, which will be distributed to holders of the Notes.

The proposed amendments to the indenture governing the Notes would eliminate substantially all the existing requirements for SunCom to provide periodic reports and financial statements. The proposed amendments would also limit SunCom's compliance certificate obligations to the requirements set forth in the Trust Indenture Act. Completion of the Merger is not conditioned on success of the consent solicitation.

The consent solicitation will expire at 5:00 p.m., New York City time, on February 14, 2008, unless extended or earlier terminated by SunCom (the "Expiration Time"). Persons in whose name the Notes were registered as of the close of business on January 31 (the "Record Date") or any other person who has been validly authorized to vote Notes by such registered person (each, a "Holder") are eligible to deliver their consent to the amendments (a "Consent"). A Holder may revoke such Consent at any time prior to the time SunCom has received valid Consents from Holders of a majority in principal amount of the Notes outstanding and notified the Trustee of such receipt.

Consummation of the consent solicitation is conditioned upon satisfaction or waiver of the conditions set forth in the Consent Solicitation Statement, including closing of the Merger and receipt of Consents from a majority in principal amount of the Notes outstanding prior to the Expiration Time (excluding for this purpose certain Holders described in the Consent Solicitation Statement). Assuming the conditions to the consent solicitation are met, SunCom will promptly pay, upon the consummation of the Merger, a consent payment to each Holder who has delivered (and not validly revoked) a Consent prior to the Expiration Time. The consent payment will be in the amount of $1.00 for each $1,000 principal amount of Notes with respect to which such Holder has validly delivered a Consent.

The Notes will be redeemable beginning June 1, 2008 at a price of $1,042.50 per $1,000 principal amount plus accrued and unpaid interest. T-Mobile USA has advised SunCom that, subject to the consummation of the Merger, it intends to issue a call notice exercising this redemption right on or promptly after the later of April 2, 2008 (the earliest date allowed by the Indenture for issuing such notices) and the closing of the Merger.

Approval of the proposed amendments would reduce SunCom's costs following the Merger, including costs associated with preparation of SEC reports, quarterly preparation of compliance certificates and other administrative matters.

Citi is acting as solicitation agent for the consent solicitation. For additional information regarding the terms of the consent solicitation, please contact Citi at 800-558-4745 (toll-free) or 212-723-6106 (collect). Requests for documents may be directed to Global Bondholder Services, which is acting as the information agent and tabulation agent for the consent solicitation, at 866-873-6300 (toll-free) or 212-430-3774 (collect).

This press release is for informational purposes only and is not a solicitation of consent with respect to the Notes. The consent solicitation is being made solely pursuant to the Consent Solicitation Statement and the related Consent Form, which set forth the complete terms of the consent solicitation.

SunCom is a provider of digital wireless communications services in the southeastern United States, Puerto Rico and the U.S. Virgin Islands.

www.suncom.com


Forward-Looking Statements

This press release includes "forward-looking statements" that reflect our current views as to future results and events with respect to the expected completion and timing of the Merger and other information relating to the consent solicitation and the Merger. These statements can be identified by the fact that they do not relate strictly to historical or current facts. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although SunCom believes that the expectations reflected in these forward-looking statements are reasonable, SunCom cannot assure you that the actual developments or results we anticipate will be realized, or even if realized, that they will have the expected effects on the consent solicitation, the Merger and related transactions. These forward-looking statements speak only as of the date of this release and SunCom undertakes no obligation to update or revise any forward-looking statements made in this press release or elsewhere as a result of new information, future events or otherwise, except as required by law. In addition to other factors and matters contained in this document, we believe the following factors could cause actual events and results to differ materially from those discussed in the forward-looking statements:


    o the occurrence of any event, change or other circumstance that could give rise to the termination of the consent solicitation or the merger agreement;

    o the outcome of any legal proceedings that have been or may be instituted against SunCom, SunCom Holdings and others relating to the consent solicitation or the Merger;

    o the inability to complete the Merger due to the failure to obtain regulatory approvals or the failure to satisfy other conditions to consummation of the Merger;

    o   the failure of the Merger to be completed for any other reason;

    o the risk that the proposed transaction disrupts current plans and operations and/or results in difficulties in employee retention;

    o the amount of the costs, fees, expenses and charges related to the Merger;

    o the timing of the completion of the Merger or the impact of the Merger on our capital resources, profitability, cash requirements, management resources and liquidity;

    o risks and uncertainties relating to our business (including our ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, the regulatory environment, general business and economic conditions; and

    o other risks and uncertainties detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-Q and Form 10-K.


The foregoing list and the risks reflected in our filings with the SEC should not be construed to be exhaustive. SunCom believes the forward-looking statements in this press release are reasonable; however, there is no assurance that the actions, events or results of the forward-looking statements will occur or, if any of them do, what impact they will have on the consent solicitation or the Merger. Many of the factors that will determine SunCom's future results or the consummation of the consent solicitation or the Merger are beyond SunCom's ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained in this press release, readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date on which the statements were made. SunCom cannot guarantee any future results, developments, performance or achievements.